UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 17, 2004

                              Sono-Tek Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

         New York                                             14-1568099
         --------                                             ----------
(State of Incorporation)                                (I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York                                 12547
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(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code (845) 795-2020


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ITEM 7: FINANCIAL INFORMATION AND EXHIBITS

      c. Exhibits:

      Exhibit No.       Exhibit Description
      -----------       -------------------
      99.1              Press release issued by Registrant,  dated as of May 17,
                        2004

ITEM 9: REGULATION FD DISCLOSURE

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial
Condition: in accordance with SEC Release No. 33-8216.

On May 17, 2004, the Registrant issued a press release announcing its financial results for the year ended February 29, 2004. A copy of the earnings release is attached as Exhibit 99.1.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Christopher L. Coccio
    -------------------------
    Christopher L. Coccio
    Chief Executive Officer

May 17, 2004